UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2005

AMERICAN STANDARD COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The statements set forth under “INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS,” which immediately follows Item 9.01, applies to information set forth in this Form 8-K.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 19, 2005 American Standard Companies Inc. (the “Company”) issued a press release reporting its results for the quarter ended March 31, 2005 and provided forward looking guidance for the Company’s second quarter and fiscal year ending December 31, 2005. The Company’s earnings release for the quarter ended March 31, 2005 is attached as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

     The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

     The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally acceptable accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations on the Consolidated Statement of Operations, the Data Supplement Sheet and on the Reconciliations of Net Cash Provided (Used) by Operating Activities to Free Cash Flow of the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

ITEM 7.01. REGULATION FD DISCLOSURE

     On April 19, 2005, the Company issued a press release announcing its results for the quarter ended March 31, 2005 and provided forward-looking guidance for the Company’s second quarter and fiscal year ending December 31, 2005. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

     The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01. EXHIBITS

     The following exhibit is filed or furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

99.1	Press Release dated April 19, 2005 pertaining to the financial results of the Company for the quarter ended March 31, 2005.

*       *       *       *       *

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

     Certain of the statements contained in this report, and the exhibit attached hereto, including, without limitation statements as to management’s good faith expectations and belief are forward-looking statements. Forward looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “anticipate,” “intends” and other words of similar meaning. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results may differ materially from these expectations as a result of many factors including (i) pricing changes to materials used to product its products and the ability to offset those changes through price increases, (ii) changes in U.S. or international economic conditions, such as inflation and interest rate and exchange rate fluctuations and (iii) the actual level of construction activity in the Company’s end-markets. For information about additional factors which could cause actual results to differ materially from expectations and other risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and in the “Management's Discussion and Analysis” section of the Company's Quarterly Reports on Form 10-Q. American Standard does not undertake any obligation to update such forward-looking statements.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

	By:	/S/ RICHARD S. PARADISE

	Name:	Richard S. Paradise
	Title:	Vice President and Controller

DATE: April 19, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 19, 2005 pertaining to the financial results of the Company for the quarter ended March 31, 2005.